EXHIBIT 24

                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                       /s/  Richard A. Goldstein        (L.S.)
                                    -----------------------------------------
                                          Richard A. Goldstein




                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                       /s/  Douglas J. Wetmore          (L.S.)
                                    -----------------------------------------
                                          Douglas J. Wetmore




                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                       /s/ Margaret Hayes Adame        (L.S.)
                                    ----------------------------------------
                                          Margaret Hayes Adame




                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                        /s/ Richard M. Furlaud        (L.S.)
                                        -----------------------------------
                                          Richard M. Furlaud




                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                         /s/  Peter A. Georgescu      (L.S.)
                                        -----------------------------------
                                          Peter A. Georgescu





                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                         /s/  Carlos A. Lobbosco       (L.S.)
                                        ------------------------------------
                                          Carlos A. Lobbosco




                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                         /s/ George Rowe, Jr.           (L.S.)
                                        -------------------------------------
                                          George Rowe, Jr.




                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                          /s/ Henry P. van Ameringen    (L.S.)
                                         -----------------------------------
                                          Henry P. van Ameringen




                             POWER OF ATTORNEY

      The undersigned director and/or officer of International Flavors & Fragrances Inc., a New York corporation, which is about to file with the Securities and Exchange Commission, under the provisions of the of the Securities Act of 1933, as amended, a new Registration Statement on Form S-3, Form S-8 or on other appropriate form, and/or a post-effective amendment to one of the Corporation's existing Registration Statements on Form S-3 or other appropriate form, for the purpose of registering shares of the Corporation's Common Stock in connection with the fulfillment of Plan Awards or the surrender of preexisting options on the Corporation's Common Stock in exchange for Plan Awards under the Corporation's 2000 Supplemental Stock Purchase Plan hereby constitutes and appoints Stephen A. Block or Peter J. Serritella his (her) attorneys, and each of them his
(her) attorney with power to act without the other, with full power of substitution and resubstitution, for him (her) and in his (her) name, place and stand to sign in any and all capacities such new Registration Statement, and/or post-effective amendment, and any and all amendments thereto, and to file the same with all exhibits thereto and other documents in connection therewith, granting unto such attorneys, and each of them, full power and authority to do so and perform all and every act necessary to be done in connection therewith, as fully to all intents and purposes as he (she) might or could do if personally present, hereby ratifying the acts of such attorneys and each of them.

      IN WITNESS WHEREOF, the undersigned has hereunto set his (her) hand and seal this 14th day of November 2000.


                                          /s/ William D. Van Dyke III    (L.S.)
                                         ------------------------------------
                                          William D. Van Dyke III